Exhibit 99.1

Regional Management Corp. Appoints Sandra K. Johnson, Ph. D., to Board of Directors

Greenville, South Carolina – April 21, 2020 – Regional Management Corp. (NYSE: RM), a diversified consumer finance company, today announced the appointment of Sandra K. Johnson, Ph. D., to its Board of Directors, effective immediately. Dr. Johnson is the Founder, Chief Executive Officer and Chief Technology Officer of Global Mobile Finance, a fintech startup company developing geeRemit, a global remittance mobile app based on mobile money. In addition, Dr. Johnson is the Chief Executive Officer of SKJ Visioneering, a provider of consulting and other services focused on IT best practices, infrastructure development, cloud, security, and software development.

Dr. Johnson’s appointment increases the size of Regional Management’s Board of Directors from eight directors to nine directors.

“We are excited to welcome Dr. Johnson to our Board,” said Roel C. Campos, Chair of the Corporate Governance and Nominating Committee of Regional Management’s Board of Directors. “Dr. Johnson’s significant technological and digital expertise makes her an ideal fit for Regional. Her wealth of experience is particularly useful as we continue to invest in our omni-channel capabilities to enhance our customer service and drive additional growth. We believe Dr. Johnson’s insight and innovative, conceptual thinking will further strengthen the Board, offer a fresh perspective, and provide considerable value as we continue to execute on our long-term strategy.”

Dr. Johnson brings to the Board extensive information technology and digital experience, having previously spent the vast majority of her career in a variety of senior leadership positions at IBM prior to founding SKJ Visioneering. In addition to geeRemit, Dr. Johnson has also developed various IT-related tools, utilizing proprietary advanced technology methods, and has been issued 37 patents, with five additional patents pending. She holds a Ph. D. in Electrical Engineering from Rice University, as well as a B.S. and an M.S., both in Electrical Engineering, from Southern University and Stanford University, respectively.

“I am delighted at the opportunity to join Regional’s exceptional Board as the company continues to invest robustly in its digital and omni-channel capabilities to further its mission,” added Dr. Johnson. “I look forward to collaborating with the Board on guiding Regional’s overall digital and growth strategies to further generate additional shareholder value.”

Regional Management conducted a formal search led by Victor Arias, Jr., Managing Partner of the Dallas–Fort Worth office of Diversified Search Group, which was named by Forbes as one of the top ten leading executive search firms in America.

Forward-Looking Statements

This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent Regional Management Corp.’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of Regional Management. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on forward-looking statements.

Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; the impact of the recent outbreak of a novel coronavirus (COVID-19), including on Regional Management’s access to liquidity and the credit risk of Regional Management’s finance receivable portfolio; risks associated with Regional Management’s ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support its operations and initiatives; risks associated with Regional Management’s loan origination and servicing software system, including the risk of prolonged system outages; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to Regional Management’s asset-backed securitization transactions; changes in interest rates; the risk that Regional Management’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; changes in accounting standards, rules, and interpretations, and the failure of related assumptions and estimates, including those associated with the implementation of current expected credit loss (CECL) accounting; the impact of changes in tax laws, guidance, and interpretations; the timing and amount of revenues that may be recognized by Regional Management; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in Regional Management’s markets and general changes in the economy (particularly in the markets served by Regional Management); changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel.

The foregoing factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. Regional Management will not update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. Regional Management is not responsible for changes made to this document by wire services or Internet services.

About Regional Management Corp.

Regional Management Corp. (NYSE: RM) is a diversified consumer finance company that provides attractive, easy-to-understand installment loan products primarily to customers with limited access to consumer credit from banks, thrifts, credit card companies, and other lenders. Regional Management operates under the name “Regional Finance” in 366 branch locations across 11 states in the Southeastern, Southwestern, Mid-Atlantic, and Midwestern United States, as of December 31, 2019. Most of its loan products are secured, and each is structured on a fixed rate, fixed term basis with fully amortizing equal monthly installment payments, repayable at any time without penalty. Regional Management sources loans through its multiple channel platform, which includes branches, centrally-managed direct mail campaigns, digital partners, retailers, and its consumer website. For more information, please visit www.RegionalManagement.com.

Contact:

Investor Relations
Garrett Edson, (203) 682-8331

investor.relations@regionalmanagement.com